U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 10, 2014

BLINK TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5536 S. Ft. Apache #102, Las Vegas, NV 89148

 (Address of principal executive offices)

(949) 903-9144

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", “our company," the “Registrant” refer to Blink Technologies, Inc., a Nevada corporation (f/k/a/ EPunk, Inc.)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2014, the Company entered into a Share Exchange Agreement with and Blink Technologies, Inc., a Nevada corporation whereby the Company has agreed to issue, on a pro rata basis, a total of 24,000,000 shares of the Company’s common stock, which will represent 54.98% of the post-closing issued and outstanding shares of the Company, in exchange for all of the issued and outstanding common share capital of Blink Technologies. On June 26, 2014, the Company issued 24,000,000 shares of common stock due and allocated as of February 10, 2014, to sixty nine shareholders of record in accordance with the terms and conditions of the Share Exchange Agreement with Blink Technologies, Inc., dated February 10, 2014.

On February 27, 2014, Sean Clarke, acting CEO of the Registrant, tendered his resignation to the Board of Directors, and Dean Miller was appointed as CEO and President. Also on that date, Clarke resigned from his position as a director effective upon the expiration of the ten day notice period required by Rule 14f-1, at which time additional persons designated by Mr. Miller were appointed as directors of the Registrant, Steve Dowdell and Robert Gilbert.

On April 23, 2014, ePunk, Inc., a Nevada corporation changed its name from ePunk, Inc. to Blink Technologies, Inc. The Company has submitted an application for name and symbol change with the Financial Industry Regulatory Authority (FINRA) but does not anticipate any name change to be finalized until after our Securities Exchange Act of 1934 filings are brought current.

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On May 22, 2014, Steve Dowdell resigned as a director of the Company.

Prior to the merger, the Registrant had 19,950,602 shares of common stock, par value $0.0001, issued and outstanding, which traded on the Over-The-Counter Bulletin Board Pink Sheets under the symbol “PUNK.” Following the closing of the merger and issuance of the shares underlying the merger, the Registrant had an aggregate of 43,950,602 shares of common stock, par value $0.0001, issued and outstanding resulting in a change of control of the Registrant.

Blink Technologies is based in Silicon Valley and is focused on delivering consumer technology solutions that enhance and expand the experiences people enjoy every-day while using essential electronic devices such as smartphones, tablets, and TVs. Our long-term business strategy is to design, deliver, and support integrated data collection, aggregation, management, and content streaming solutions that include consumer electronic data computing devices complemented by innovative software-as-a-solution (SaaS), subscription-based data management applications. While we launched BiggiFi streaming media player into the domestic streaming media market in October 2013, management’s future business plan will focus on and deliver next-generation integrated consumer technology solutions that collect, aggregate, manage, and help make sense of data critical to maximizing user experiences, improving subject wellness, and optimizing personal performance.

Plan of Operation

The Company’s long-term business strategy is to design, deliver, and support integrated data collection, aggregation, management, and content streaming solutions that include consumer electronic data computing devices complemented by innovative software-as-a-solution (SaaS), subscription-based data management applications.

In October 2013, the Company successfully launched the BiggiFi streaming media player into the domestic streaming media market, which began in July of 2013, with the introduction of Google’s ChromeCast product, employing a classic two-tier distribution model through leading global wholesale and reseller partners, including Tech Data and TigerDirect. Media streamers are typically a dongle-type device that plug into the HDMI port of an HD TV to allow a user to then display Web content from a computer or mobile device or from a popular video and audio applications such as Netflix, YouTube, and Pandora, as well as popular games like Angry Birds, onto the TV via Wi-Fi.

This particular market has proven to be broad-based and competitive, with some very large and well-funded players, including Google, Roku, and Amazon, taking dominate market share. While the BiggiFi product has stood its ground as compared to the leading brands in industry reviews, it has been difficult to rise above the noise key competitors have generated through large budget marketing campaigns. The intense competition has, we believe, created a race to the most competitive value and put margin pressure on the smaller manufacturers. While we contend that BiggiFi is a worthy competitor, and will capture some share of the market, it is not proprietary, nor even exclusive to the Company. BiggiFi does stand out technically in some regards as it allows the smart device to become the software controller for certain games and applications. It will also soon feature the ability to allow the user to control some games and applications biometrically. BiggiFi is an interesting product, and has served to allow the Company to build and support an important sales channel, but it is not the primary consumer solution the Company will build on, nor grow with, for the future.

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The Company is transitioning towards developing and delivering more proprietary and unique solutions that address specific niche markets and needs. The Company will continue to benefit from a virtual team of product design, marketing, and sales expertise that will allow it to quickly establish, grow, and defend more significant and lucrative share of targeted markets. Going forward the Company will focus on and deliver next-generation integrated consumer technology solutions that collect, aggregate, manage, and help make sense of data critical to maximizing user experiences, improving subject wellness, and optimizing personal performance. While the BiggiFi product is mainly used to stream entertainment media and content from games and other web-based applications, next generation Blink Technology products will be integral to gathering critical data that will then generate content that can be used for important decision making, reporting, and formal presentation.

The Company will continue to market its technology solutions domestically and internationally through both its two-tier distribution channel model of existing and expanded partnerships, as well as by aggressively targeting and servicing certain marquee end-user clients directly to help establish beachheads in important early and self-referencing markets.

RISK FACTORS

As a smaller reporting company we are not required to provide a statement of risk factors. However, we believe this information may be valuable to our shareholders for this filing. We reserve the right to not provide risk factors in our future filings. Each of these risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our common stock. Our primary risk factors and other considerations include:

Our business, following the merger with Blink Technologies, Inc. is subject to numerous risk factors, including the following:

We will need to secure additional financing in 2014 in order to continue to finance our operations. If we are unable to secure additional financing on acceptable terms, or at all, we may be forced to curtail or cease our operations.

Our existing cash resources are insufficient to finance even our immediate operations. Accordingly, we will need to secure additional sources of capital to develop our business and product candidates as planned. We are seeking substantial additional financing through public and/or private financing, which may include equity and/or debt financings, research grants and through other arrangements, including collaborative arrangements. As part of such efforts, we may seek loans from certain of our executive officers, directors and/or current shareholders.

If we are unable to secure additional financing in the near term, we may be forced to:

•	curtail or abandon our existing business plan;
•	default on our debt obligations;
•	file for bankruptcy;
•	seek to sell some or all of our assets; and/or
•	cease our operations.

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If we are forced to take any of these steps, any investment in our common stock may be worthless.

If we raise additional capital and/or secure alternative arrangements by issuing equity, equity-related or convertible securities, the economic, voting and other rights of our existing shareholders may be diluted, and those newly issued securities may be issued at prices that are a significant discount to current and/or then prevailing market prices. In addition, any such newly issued securities may have rights superior to those of our common stock. If we obtain additional capital through collaborative arrangements, we may be required to relinquish greater rights to our technologies or product candidates than we might otherwise have or become subject to restrictive covenants that may affect our business.

Current Adverse Economic Conditions have had a negative impact on our ability to obtain additional financing. Our inability to obtain additional financing would have a significant adverse effect on our operations.

In early 2008, as the United States economy began to weaken and there were increased doubts about the ability of borrowers to pay debts. Housing values began to fall and marginal loans were first to default, triggering the sub-prime lending crisis. Financial institutions responded by tightening their lending policies with respect to counterparties determined to have sub-prime mortgage risk. This tightening of institutional lending policies led to the failure of major financial institutions late in the third quarter of 2008. Continued failures, losses, and write-downs at major financial institutions through 2013 intensified concerns about credit and liquidity risks and have resulted in a sharp reduction in overall market liquidity. The global credit crisis threatens the stability of the global economy and has adversely impacted consumer confidence and spending. We believe this global credit crisis has also had a negative impact on our ability to obtain additional financing. As discussed above, our inability to obtain additional financing would have a significant adverse effect on our operations, results and financial condition.

Computer malware, viruses, hacking and phishing attacks, and spamming could harm our business and results of operations.

Computer malware, viruses, and computer hacking and phishing attacks have become more prevalent in our industry and may occur on our systems in the future. Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, any failure to maintain performance, reliability, security, and availability of our products and technical infrastructure may harm our reputation and our ability to retain existing users and attract new users.

In addition, spammers attempt to use our products to send targeted and untargeted spam messages to users, which may embarrass or annoy users and make our streaming media less user-friendly. We cannot be certain that the technologies and employees that we have to attempt to defeat spamming attacks will be able to eliminate all spam messages from being sent on our platform. As a result of spamming activities, our users may use our services less or stop using our services altogether.

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Risks Related to Our Common Stock

An active, liquid and orderly trading market for our common stock may not develop or continue.

We cannot offer any assurance that an active trading market for our common stock will continue or how liquid that market may be. As a result, relatively small trades may have a disproportionate impact on the price of our common stock, which may contribute to the price volatility of our common stock and could limit your ability to sell your shares.

The market price of our common stock could also be subject to wide fluctuations in response to many risk factors described in this section and other matters, including:

•	publications of clinical trial results by clinical investigators or others about our products and competitors' products and/or our industry;
•	changes by securities analysts in financial estimates of our operating results and the operating results of our competitors;
•	publications of research reports by securities analysts about us, our competitors or our industry;
•	fluctuations in the valuation of companies perceived by investors to be comparable to us;
•	actual or anticipated fluctuations in our quarterly or annual operating results;
•	retention and departures of key personnel;
•	our failure or the failure of our competitors to meet analysts' projections or guidance that we or our competitors may give to the market;
•	strategic decisions by us or our competitors, such as acquisitions, divestitures, spin-offs, joint ventures, strategic investments or changes in business strategy;
•	the passage of legislation or other regulatory developments affecting us or our industry;
•	speculation in the press or investment community; and
•	natural disasters, terrorist acts, acts of war or periods of widespread civil unrest.

Furthermore, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies, especially life sciences and pharmaceutical companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political and market conditions, may negatively affect the market price of our common stock. As a result, the market price of our common stock is likely to be similarly volatile and investors in our common stock may experience a decrease, which could be substantial, in the value of their stock. In the past, many companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management's attention from other business concerns, which could have a material adverse effect on our business.

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We do not intend to pay cash dividends on our common stock in the foreseeable future and, accordingly, capital appreciation of our common stock, if any, will be a shareholder's sole source of gain from an investment in our common stock.

Our policy is to retain earnings to provide funds for the operation and expansion of our business and, accordingly, we have never declared or paid any cash dividends on our common stock or other securities and do not currently anticipate paying any cash dividends in the foreseeable future. Consequently, shareholders will need to sell shares of our common stock to realize a return on their investments, if any, and this capital appreciation, if any, will be a shareholder's sole source of gain from an investment in the common stock.

The declaration and payment of dividends by us are subject to the discretion of our Board of Directors and the restrictions specified in our articles of incorporation and by applicable law. In addition, under the terms of the Northstar Loan, we are restricted from paying cash dividends to our shareholders while this loan is outstanding. Any future determination to pay cash dividends will depend on our results of operations, financial condition, capital requirements, contractual restrictions and other factors deemed relevant by our Board of Directors.

Our Articles of Incorporation allows for our board to create new series of preferred stock without further approval by our stockholders, which could adversely affect the rights of the holders of our common stock.

Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our common stock or result in dilution to our existing stockholders.

Our common stock may be considered a “penny stock,” and thereby be subject to additional sale and trading regulations that may make it more difficult to sell.

Our common stock is considered to be a “penny stock.” It does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Exchange Act. Our common stock is a “penny stock” because it meets one or more of the following conditions (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a “recognized” national exchange or (iii) it is not quoted on the NASDAQ Global Market, or has a price less than $5.00 per share. The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of our common stock are subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Securities Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor's account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

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FINRA sales practice requirements may limit a shareholder’s ability to buy and sell our common shares.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common shares, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Rule 144 sales in the future may have a depressive effect on the company's stock price as an increase in supply of shares for sale, with no corresponding increase in demand will cause prices to fall.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act of 1933 and as required under applicable state securities laws. Rule 144 provides in essence that a person who is an affiliate or officer or director who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of the Company's reported issued and outstanding common stock. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of six months if the Company is a current reporting company under the Securities Exchange Act of 1934. A sale under Rule 144 or under any other exemption from the Securities Act of 1933, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

Future issuances of shares for various considerations including working capital and operating expenses will increase the number of shares outstanding which will dilute existing investors and may have a depressive effect on the company's stock price.

There may be substantial dilution to our shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, payment of debt or acquisitions.

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There may in all likelihood be little demand for shares of our common stock and as a result investors may be unable to sell at or near ask prices or at all if they need to liquidate their investment.

There may be little demand for shares of our common stock on the OTC Markets.com, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that it is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if the Company came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of any of our Securities until such time as it became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in the Company's securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the securities price. We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

Public disclosure requirements and compliance with changing regulation of corporate governance pose challenges for our management team and result in additional expenses and costs which may reduce the focus of management and the profitability of our company.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated thereunder, the Sarbanes-Oxley Act and SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the U.S. public markets. Our management team will need to devote significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

SHOULD ONE OR MORE OF THE FOREGOING RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED

Reports to Security Holders

We will make available free of charge any of our filings as soon as reasonably practicable after we electronically file these materials with, or otherwise furnish them to, the Securities and Exchange Commission (“SEC”). We are not including the information contained in our website as part of, or incorporating it by reference into, this current report.

The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”). at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

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 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this registration statement. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this registration statement should be read as applying to all related forward-looking statements wherever they appear in this registration statement. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus. This discussion and analysis contain forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those presented under the heading of “Risk Factors” and elsewhere in this current report.

RESULTS OF OPERATION FOR BLINK TECHNOLOGIES, INC. (THE ACQUIRED COMPANY PRIOR TO THE MERGER)

The Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

In 2013 the Company recognized net sales of $23,155 and related cost of sales of $25,800 resulting in a gross loss on the sale of product of ($2,645). During the year ended December 31, 2012, the Company did not recognize revenues and recorded a write down of obsolete inventory of $31,428.

At December 31, 2013, the Company had a net loss of ($921,190) compared to ($166,547) for the twelve months ended December 31, 2012. The increase in net loss is primarily attributable to an increase of $779,273 in general and administrative expenses from $810,321 in 2013 compared to $31,048 for the year ended December 31, 2012.

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LIQUIDITY AND CAPITAL RESOURCES

For the twelve months ended December 31, 2013, the Company had cash of $2 compared to cash of $1,066 for the twelve months ended December 31, 2012. For the twelve months ended December 31, 2013, the Company had total liabilities of $186,093 compared to total liabilities of $56,767 for the twelve months ended December 31, 2012. The increase in liabilities was primarily due to an increase of accounts payable to the Company’s CEO expenses paid on behalf of the Company in the amount of $100,000 for the twelve months ended December 31, 2013 compared to nil for the twelve months ended December 31, 2012.

Accounts receivable of $34,200 as of December 31, 2013 represents the sale of 600 units of BiggiFi product to our distributor for $34,200. The sale is subject to $11,045 of price protection, which is included in accounts payable and accrued liability.

Accounts payable and accrued liabilities of $86,093 as of December 31, 2013 consisted of $11,000 due to International Technologies Marketing, Inc., $11,045 due to our distributor for pricing protection related to the sale of 600 units of the BiggiFi product, $56,767 due to an individual pursuant to a settlement agreement and $7,281 related to credit card charges.

Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. Although some of these accounting standards issued or effective after the end of the Company’s previous fiscal year may be applicable to the Company, it has not identified any standards that it believes merit further discussion or will have a significant impact on its financial statements except as described below. To view all FASB Accounting Standards Updates, please visit http://www.fasb.org/jsp/FASB/Page/SectionPage&cid=1176156316498

On June 10, 2014, accounting principles generally accepted in the United States were amended to remove the definition of a development stage entity thereby removing the financial reporting distinction between development stage entities and other reporting entities. In addition, the amendments eliminate the requirements for the Company to present inception-to-date information and to label the financial statements as those of a development stage entity. The amendments are effective for the Company’s financial statements as of December 31, 2016, and interim periods therein; however, early application of each of the amendments is permitted for any reporting period. The Company has adopted the amendments and does not present inception-to-date information in the statements of operations, statement of changes in stockholders' deficit and statements of cash flows.

In May 2014, the Financial Accounting Standards Board issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The new revenue recognition standard requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for interim and annual reporting periods beginning after December 15, 2016 and is to be applied retrospectively. The Company is in the process of evaluating the effect that ASU 2014-09 will have on its results of operations and financial position.

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Going Concern

The Company has sustained operating losses since inception. As of December 31, 2013, the Company has an accumulated deficit of $3,592,489 and negative working capital of $151,891. The Company has and will continue to use capital to maintain operations and grow. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.

The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from the going concern uncertainty.

POST-MERGER DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

The following table sets forth the names, ages, and positions of all of our directors and executive officers following the merger. Each director holds office until a successor is duly elected or appointed. Executive officers serve at the discretion of the Board and are appointed by the Board. Also provided herein are brief descriptions of the business experience of each of the directors and officers during the past five years, and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities law.

NAME	AGE	POSITION	DIRECTOR OR OFFICER SINCE
Dean Miller	57	President, CEO, CFO Secretary, Director	February 20, 2014
Robert Gilbert	55	Treasurer, Director	February 20, 2014
Thomas Hanna	57	Director	June 3, 2014

Biographical Information

Set forth below are the names of all of our directors and executive officers, all positions and offices held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years, and other director positions held currently or during the last five years:

Current Directors and Officers

Dean Miller. Mr. Miller has over 30 years of experience as a successful manager and entrepreneur. Mr. Miller holds a Bachelor of Arts Degree from Michigan State University in Communications and Marketing. Mr. Miller has achieved success primarily in technology industries, including computer software, hardware, peripherals, and services. Mr. Miller has helped build and manage startup and mature operations, including teams at Digital Research, Symantec Corporation, Hitachi PC, and FieldSync Mobile Solutions. Mr. Miller is currently a director and CEO/President of Blink Technologies, Inc. Dean resides in East Lansing, Michigan.

Robert Gilbert. Mr. Gilbert has over 30 years of experience as a successful entrepreneur. Mr. Gilbert holds a Bachelor of Science Degree from Bentley University in Business Administration and Marketing. Mr. Gilbert has achieved success in many industries including insurance and financial services as well as restaurant and hospitality. Mr. Gilbert has managed, owned and operated a number of successful restaurants, including the award winning Chowderheads Restaurant Group in New England, and Café Bluefish in Ft Lauderdale. Mr. Gilbert is currently a Senior Agent Manager at HealthMarkets Insurance, a successful full service Insurance brokerage firm. Mr. Gilbert is a Director for Blink Technologies, Inc., and resides in Ft. Lauderdale, Florida.

Thomas Hanna. Mr. Hanna has served as District Manager/Hydrogeologist for Johnson Screens, a Durango, Colorado corporation. Mr. Hanna has over 30 years of expertise in science and engineering. Mr. Hanna holds a Bachelor of Science Degree in Geology from Michigan State University. He also holds a Master of Science Degree from Western Michigan University. Mr. Hanna has authored numerous technical papers and has been an instructor and invited lecturer for many engineering organizations and universities.

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Family Relationships and Other Matters

There are no family relationships among or between any of our officers and directors.

Legal Proceedings

None of our Directors or officers are involved in any legal proceedings as described in Regulation S-K (§ 229.401(f)).

Corporate Governance

Our board consists of three directors. The following directors were independent under the independence standards of the NYSE Amex during the past fiscal year: Thomas Hanna.

Directors are elected at the annual stockholder meeting or appointed by our Board of Directors and serve for one year or until their successors are elected and qualified. When a new director is appointed to fill a vacancy created by an increase in the number of directors, that director holds office until the next election of one or more directors by stockholders. Officers are appointed by our Board of Directors and their terms of office are at the discretion of our Board of Directors.

Committees of our Board of Directors

We do not have a separate Audit Committee. Our Board of Directors performs the functions usually designated to an Audit Committee. We intend to establish an Audit Committee with one or more independent directors.

The Board does not have standing compensation or nominating committees. The Board does not believe compensation or nominating committee is necessary based on the size of the Company and the current levels of compensation to corporate officers. The Board will consider establishing compensation and nominating committees at the appropriate time.

The entire Board of Directors participates in the consideration of compensation issues and of director nominees. To date, the Board of Directors has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Board of Directors considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In particular, weight is given to experience relevant to the Company’s operations and familiarity with business issues.

The Board’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing an analysis with regard to particular recommended candidates.

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Stockholder Communications

The Board has not established a formal process for stockholders to send communications, including director nominations, to the Board; however, the names of all directors are available to stockholders in this Annual Report. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company, at 5536 S. Ft. Apache #102, Las Vegas, NV 89148 (Attention: Secretary). Director nominations submitted by a stockholder will be considered by the full Board. Each communication should clearly specify the name of the individual director or group of directors to whom the communication is addressed. Communications sent by email will be delivered directly to the Corporate Secretary, who will promptly forward such communications to the specified director addressees. Communications sent by mail will be promptly forwarded by the Corporate Secretary to the specified director addressee or, if such communication is addressed to the full Board of Directors, or to the Chairman of the Board, who will promptly forward such communication to the full Board of Directors. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a more formal process is necessary. However, the Board will consider, from time to time, whether adoption of a more formal process for such stockholder communications has become necessary or appropriate.

In general, advance notice of nominations of persons for election to our Board or the proposal of business to be considered by the shareholders must be given to our Secretary no earlier than the August 1 or later than September 1 preceding the next year's annual meeting, which would be scheduled in the month of February or March.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of our common stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at our annual meeting to bring such business before the meeting.

Attendance of Directors at Shareholder Meetings

We do not have a formal policy on attendance at meetings of our shareholders; however, we encourage all Board members to attend shareholder meetings that are held in conjunction with a meeting of our Board of Directors.

Outstanding Equity Awards at Fiscal Year End

The Company does not have any outstanding equity awards.

Aggregated Option Exercises and Fiscal Year-End Option Values

None.

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Long-Term Incentive Plan Awards Table

We do not have any Long-Term Incentive Plans.

Pension Benefits Table

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Potential Payments Upon Termination Or Change In Control Table

None.

Director Compensation

The Company did not and does not currently have an established policy to provide compensation to members of its board of directors for their services in that capacity. The Company intends to develop such a policy in the near future.

Employment Agreements

The following information summarizes the employment agreement we entered into with Dean Miller, our Chief Executive Officer and Chief Financial Officer after the merger.

Dean Miller.Under Mr. Miller’s employment agreement, he has agreed to serve as our Chief Executive Officer and President. The employment agreement is dated October 1, 2014 and confirms that his term of service commenced on February 27, 2014. The employment agreement terminates on December 31, 2016 (with permissible extensions following). The agreement provides for a base salary of $96,000 annually. Mr. Miller is eligible for bonus cash payments based on target objectives, a onetime bonus payment in the event of a target financing, and a onetime stock bonus upon achieving certain milestones. Mr. Miller is eligible for other standard benefits. We can terminate Mr. Miller’ employment with cause, or without cause with severance compensation based on the nature of the termination. A copy of his employment agreement is included as Exhibit 10.1 herein and incorporated by reference.

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POST MERGER SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The table below sets forth information regarding the beneficial ownership of our common stock following the merger and issuance of the merger shares by the following individuals or groups:

•	each person or entity who we know beneficially owns more than 5.0% in the aggregate;
•	each of our named executive officers;
•	each of our directors; and
•	all directors and named executive officers as a group.

Name and Address of the Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class
Executive Officers and Directors
Dean Miller, CEO, CFO, Secretary and Director	1,600,000	3.3%
700 Walbridge Drive
East Lansing, MI 48823
Robert Gilbert, Director	1,022,667	2.1%
901 N Birch Rd. C-6
Ft. Lauderdale, FL 33304
All Executive officers and Directors as a group	3,122,667	6.5%

5.0% or Greater Shareholders
Fred Angelopoulos	3,200,000	6.7%
2328 Santa Catalina Street
Palo Alto, CA 94303

NC Investments Holdings, Inc.
1135 Terminal Way Suite
Reno, NV 89502
Control Person: Rick White	3,200,000	6.7%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of Company common stock.

(2) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 47,749,757 shares of Common Stock issued and outstanding following the issuance of the merger shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

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 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute ("NRS"). NRS Section 78.502, provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.502(1) or 78.502(2), or in defense of any claim, issue or matter therein.

NRS 78.502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747, provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

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Securities Authorized for Issuance Under Equity Compensation Plans

We do not currently have issued any equity based compensation under our 2012 Stock Incentive Plan.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001, and 25,000,000 shares of preferred stock, par value $0.0001, of which none of the preferred stock are issued and outstanding.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of Preferred Stock, if any, and any other restrictions, holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Company’s board of directors out of legally available funds. The Company and its predecessors have not declared any dividends in the past. Further, the Company does not presently contemplate that there will be any future payment of any dividends on Common Stock.

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Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Item 2.01 - Acquisition or Disposition of Assets.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 3.02 - Unregistered Sale of Equity Securities.

The information contained in Item 1.01 is hereby incorporated herein by reference.

The securities were issued in reliance on the exemptions for the issuance of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act and in Section 4(2) of the Securities Act, based on the following: (a) the recipient confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the recipient was provided with certain disclosure materials and all other information requested with respect to our Company; (d) the recipient acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 5.01 - Changes in Control of Registrant.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The information contained in Item 1.01 is hereby incorporated herein by reference.

Section 8.01 - Other Events

1.	Letters of Intent

a.

On September 8, 2014 we entered into a non-binding letter of intent to exclusively license and/or materially acquire the assets of a software development company with desirable technology that would enhance the offerings currently contemplated by the Company. The LOI was extended on October 7, 2014. There can be no assurance that any transaction will be completed.

b.

On September 29, 2014 we entered into a non-binding letter of intent to jointly and exclusively develop a technology platform and solution for specific niche markets with another technology company. There can be no assurance that any transaction will be completed.

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Section 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements of Blink Technologies, Inc. are being filed with this report as Exhibit 99.1:
Report of Independent Public Accounting Firm;
Balance Sheet (audited);
Statements of Operations
Statements of Cash Flows
Notes to Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2013;
Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended December 31, 2013
Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what our financial position or results of operations actually would have been we completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

Exhibit Number	Description

2.1	Form of Share Exchange Agreement dated February 10, 2014 (exhibits to agreement omitted). (Incorporated by record to the filing of the Current Report on Form 8-K, dated. February 11, 2014).

10.1	Employment Agreement, dated October 1, 2014, between Blink Technologies, Inc. and Dean Miller

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blink Technologies, Inc.

Date: November 13, 2014	By:	/s/ Dean Miller
Dean Miller
Chief Executive Officer

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